Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Procedures
The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based upon grant dates of equity. Annual equity grants under our long-term incentive program are made at the Compensation Committee’s regularly scheduled meeting held each year in February and off-cycle
grants are made at the regularly scheduled meetings in the third and fourth quarters. The Company does not have a current practice of granting options or option-like awards and did not grant any such awards during 2025.

Award Timing Predetermined	false